BADGLEY FUNDS, INC.
                               Badgley Growth Fund
                              Badgley Balanced Fund

                              PROSPECTUS SUPPLEMENT

     The following information supplements the information contained under the heading "Portfolio Managers" on pages 7-8 of the Prospectus dated September 27, 2002.

     Mr. Ross W. Ohashi has been appointed as a co-manager of the Funds to replace Mr. William J. DeRosa, Jr. Mr. Ohashi earned a Bachelor of Arts in Marketing and Masters of Business Administration in Finance from the University of Washington. Mr. Ohashi joined the Adviser as a portfolio manager in 2001. For over twenty years before joining the Adviser, Mr. Ohashi worked for Bank of America, most recently as Vice President and Senior Portfolio Manager at Bank of America Private Investments. Mr. Ohashi is a Chartered Financial Analyst and Chartered Financial Consultant.

     The date of this Prospectus Supplement is June 13, 2003.